                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    June 30, 1995
                                                     -----------------------

                               TCA Cable TV, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Texas                       0-11478                  75-1798185
       --------------                ------------          --------------------
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation               File Number)           Identification No.)


          3015 S.S.E. Loop 323, Tyler, Texas                     75701
       ---------------------------------------------------------------------
        (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code       (903) 595-3701
                                                       -----------------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On March 24, 1995, Teleservice Corporation of America ("Teleservice"), a wholly-owned subsidiary of TCA Cable TV, Inc. (the "Company"), entered into an asset purchase agreement (as amended, the "San Angelo Agreement") with Marcus Cable of San Angelo, L.P. ("Marcus Cable"), pursuant to which Teleservice would acquire the assets of, and assume certain liabilities related to, the operation of cable television systems (the "San Angelo System") in and around the following cities, counties, and areas in Texas: City of San Angelo, Goodfellow Air Force Training Center, Andrews County, Ballinger County, Miles County, and Winters County.

         The San Angelo Transaction was consummated on June 30, 1995.

         The assets acquired in the San Angelo Transaction included, with certain exceptions as set forth in the San Angelo Agreement, all of the assets and properties, real and personal, tangible and intangible, used by Marcus Cable in its operation of the San Angelo System. Teleservice intends to continue to use such assets to provide cable television services to the subscribers in the San Angelo System.

         The aggregate consideration paid in the San Angelo Transaction was approximately $65,500,000, subject to certain post closing adjustments as set forth in the San Angelo Agreement. The acquisition consideration for the San Angelo Transaction were determined by negotiations between the parties to the San Angelo Agreement.

         To the best knowledge of the Company, there is no material relationship between Marcus Cable and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the San Angelo Transaction were funds received under term notes issued to Prudential Insurance Company of America, Prudential Life Insurance Company, The Variable Annuity Life Insurance Company, and the Franklin Life Insurance Company as well as unsecured loans extended by NationsBank of Texas, N.A.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



Exhibit No.                                                 Description
- -----------                                                 -----------
         (a)                                                Financial Statements of business acquired in the San Angelo
                                                            Transaction.(1)

                          (i)                                       Consolidated Balance Sheet.

                          (ii)                                      Interim Consolidated Balance Sheet.

                          (iii)                                     Consolidated Statement of Income.

                          (iv)                                      Interim Consolidated Statement of Income.

                          (v)                                       Consolidated Statement of Cash Flows.

                          (vi)                                      Interim Consolidated Statement of Cash Flows.

         (b)                                                Pro forma Financial Information for San Angelo
                                                            Transaction.(1)

                          (i)                                       Pro forma Condensed Balance Sheet.

                          (ii)                                      Pro forma Condensed Consolidated Statement of
                                                                    Income.

                          (iii)                                     Pro forma Condensed Consolidated Statement of Cash
                                                                    Flows.





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

         (c)              Exhibits.

         2.1              Asset Purchase Agreement dated March 24, 1995, between Teleservice Corporation of America and
                          Marcus Cable of San Angelo, L.P.(2)

         2.2              Letter Agreement, dated June 16, 1995, between Marcus Cable of San Angelo, L.P. and Teleservice
                          Corporation of America. (3)

         24.1             Consent of Coopers & Lybrand.(4)

         27.1             Financial Data Schedule.(1)

__________________________

         (1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (2) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ended April 30, 1995 and incorporated herein by reference.

         (3)     Filed herewith.

         (4)     To be filed by amendment.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TCA CABLE TV, INC.



Date:  July 14, 1995
                                             By: /s/Jimmie F. Taylor
                                                    Jimmie F. Taylor
                                             Its:  VP, CFO & Treasurer





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
                               INDEX TO EXHIBITS


Exhibit No.                       Description
- -----------------                 -----------
2.1                               Asset Purchase Agreement, dated March 24, 1995, between Teleservice Corporation of
                                  America and Marcus Cable of San Angelo, L.P.(2)

2.2                               Letter Agreement, dated June 16, 1995, between Marcus Cable of San Angelo, L.P. and
                                  Teleservice Corporation of America. (3)

24.1                              Consent of Coopers & Lybrand.(4)

27.1                              Financial Data Schedule.(1)

__________________

(1) It is impractical for the registrant to file such financial statements and related financial data schedule at this time. Such financial statements and related financial data schedule will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

(2) Previously filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ended April 30, 1995 and incorporated herein by reference.

(3)      Filed herewith.

(4)      To be filed by amendment.





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